UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): December 10, 2010

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On December 10, 2010, Harley-Davidson, Inc. (the “Company”) repurchased from Davis Selected Advisers, L.P. (“Davis”) $297 million (face value) of senior unsecured notes scheduled to mature on February 1, 2014. The Company repurchased the notes held by Davis at a price of $380.8 million. The repurchased notes will be cancelled by the Company. Davis has publicly disclosed on a Form 13F filed on September 30, 2010 that it owns 10.9% of the Company’s outstanding shares. The Company issued a press release on December 13, 2010 announcing the repurchase of the notes. A copy of the press release is attached as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Harley-Davidson, Inc., dated December 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: December 13, 2010	By:	/s/ Paul J. Jones
Paul J. Jones
Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K

Dated December 10, 2010

Exhibit Number

(99.1)	Press Release of Harley-Davidson, Inc., dated December 13, 2010.

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